SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  October 15, 2002



                     INTERGRAPH CORPORATION
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     (Exact name of registrant as specified in its charter)



       Delaware                    0-9722            63-0573222
--------------------           -------------         ---------------
    (State or other             (Commission            (I.R.S.
    jurisdiction of             File Number)          Employer
    incorporation)                                Identification No.)


  Intergraph Corporation
One Madison Industrial Park
          IW2000                                     35894-0001
    Huntsville, Alabama
----------------------------                         ----------------
   (Address of principal                             (Zip Code)
    executive offices)


Registrant's telephone number, including area code:  (256) 730-2000


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  (Former name or former address, if changed since last report)












Item 5.   Other Events
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          The Board of Directors of Intergraph Corporation (the
"Company") announced today that Jim Taylor will retire as CEO. Mr. Taylor will retain his position as Chairman of the Board, continue to serve as CEO until a successor is named, and will stay on to assist in the day-to-day operations until the transition to new leadership is complete.

          The Company's Board of Directors has created a search committee comprised of outside directors and has retained
Christian & Timbers, a global executive search firm, to lead the search for a new CEO.



                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         INTERGRAPH CORPORATION


Date: October 15, 2002          By: /s/ Larry J. Laster
                                    --------------------------------
                                Name:   Larry J. Laster
                                Title:  Executive Vice President
                                        and Chief Financial Officer